LOGO

                        THE MATTERHORN GROWTH FUND, INC.

================================================================================


                                 ANNUAL REPORT









================================================================================
                               For the Year Ended
                                 June 30, 2000

                                      LOGO

                        THE MATTERHORN GROWTH FUND, INC.

Dear Shareholders,

For the first six months of 2000, the Matterhorn Growth Fund, Inc. was up 11.83%. This significantly outperforms both the Lipper Multi-Cap Core Fund Index performance of +3.13% and the S&P 500 of -0.42%.

The 0.42% decline in the S&P 500 belies the extreme volatility that existed in the market place during the last six months. The year began where 1999 ended, i.e. the rising interest rate environment continued to favor technology stocks. As we noted in our last shareholder report, we favor technology, but at a reasonable price. We also noted that some technology stocks at year-end 1999 were selling at prices that defied reality. In fact, several months ago into the first half of 2000 reality set in and technology stocks and most new economy stocks underwent a severe correction. We reiterate our positive stance towards technology if good companies can be purchased at an appropriate price. To that point, we have added Motorola to the portfolio.

Volatility during the first half was also created by a shift in sentiment towards the impact that the rise in short term interest rates created. Signs of economic slowing began to appear during this period. Some interpreted this as a successful, Federal Reserve engineered "soft landing", a return to slower, less inflationary and more sustainable growth environment. This created a broad based rally for a period of time. On the other hand, there was evidence that certain companies' corporate profit outlook was deteriorating under the strain of rising interest rates, rising raw material prices, and slowing volumes. This created declines in the market. Volatility and uncertainty create opportunities and we took advantage of those opportunities.

During the first half of 2000, we purchased several telephone stocks, including AT&T, the BellSouth, SBC Communications, Centurytel and ALLTEL. This industry has been burdened by concerns over increasing competition, increased capital expenditures to meet that competition, potential diluted acquisitions, and major uncertainties. We believe these concerns are fully reflected in the stock prices. Furthermore, some of these fears will be resolved by the merger uncertainties, and tremendous growth opportunities exist for these companies. Some of these include the wireless area, long distance, and most importantly, the transmission of data. In the case of AT&T, these growth opportunities should be captured through cable assets.

Sincerely Yours,


/s/ Gregory A. Church

Gregory A. Church
Portfolio Manager



                        The Matterhorn Growth Fund, Inc.
                        Value of $10,000 vs S&P 500 Index


                        Annual Average Total Return
                        Period Ended June 30, 2000
                        1 Year....................... 17.98%
                        5 Year....................... 14.47%
                        10 Year...................... 13.58%

                                  The Matterhorn       S & P 500
                                  Growth Fund, Inc.   Index w/inc.
                                  -----------------   ------------
                   9/27/88           10,000.00         10,000.00
                   6/30/89           12,279.41         11,853.43
                   6/30/90           13,799.02         13,346.01
                   6/30/91           14,215.69         13,835.83
                   6/30/92           15,441.18         15,214.34
                   6/30/93           19,901.61         16,794.53
                   6/30/94           21,016.54         16,561.17
                   6/30/95           25,085.45         20,306.79
                   6/30/96           27,996.13         24,999.25
                   6/30/97           30,977.27         32,995.60
                   6/30/98           34,501.96         42,266.46
                   6/30/99           41,783.02         51,170.58
                   6/30/00           49,295.61         54,225.46

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

2
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                        THE MATTERHORN GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS at June 30, 2000

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.5%

Consumer Products: 3.6%
  6,000  Kimberly Clark Corp.                                        $   344,250
                                                                     -----------
Diversified Operations: 5.6%
  3,500  FMC Corp.*                                                      203,000
 10,000  Honeywell International, Inc.                                   336,875
                                                                     -----------
                                                                         539,875
                                                                     -----------
Drugs & Pharmaceuticals: 24.3%
 10,000  Abbott Laboratories                                             445,625
  5,000  Elan Corp., Plc ADR*                                            242,187
  6,000  Eli Lilly and Co.                                               599,250
  6,000  Johnson & Johnson                                               611,250
  7,000  Smithkline Beecham Plc                                          456,312
                                                                     -----------
                                                                       2,354,624
                                                                     -----------
Electronic Components: 9.5%
  1,525  Agilent Technologies, Inc.*                                     112,469
  3,000  Corning, Inc.                                                   809,625
                                                                     -----------
                                                                         922,094
                                                                     -----------
Electronic Parts Distribution: 3.1%
  5,000  Avnet, Inc.                                                     296,250
                                                                     -----------
Internet Services: 2.7%
 12,500  At Home Corp.*                                                  258,594
                                                                     -----------
Medical Supplies: 2.6%
  5,000  Guidant Corp.*                                                  247,500
                                                                     -----------
Office Equipment & Supplies: 27.5%
  7,500  Computer Associates International, Inc.                         383,906
  4,000  Hewlett-Packard Co.                                             499,500
  6,000  LSI Logic Corp.*                                                324,750
 16,000  Sun Microsystems, Inc.*                                       1,455,000
                                                                     -----------
                                                                       2,663,156
                                                                     -----------
Telecommunications - Services: 20.6%
  5,000  ALLTEL Corp.                                                    309,687
  5,700  AT&T Corp.                                                      180,263
  7,000  Bell Atlantic Corp.                                             355,688
 10,000  BellSouth Corp.                                                 426,250
  5,000  CenturyTel, Inc.                                                143,750
  5,000  Motorola, Inc.                                                  145,313
 10,000  SBC Communications, Inc.                                        432,500
                                                                     -----------
                                                                       1,993,451
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $6,436,294)                                                   9,619,794
                                                                       ---------

                                                                               3
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                        THE MATTERHORN GROWTH FUND, INC.


SCHEDULE OF INVESTMENTS at June 30, 2000 (Continued)
Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 0.1%
$14,164  Firstar Stellar Treasury Fund (cost $14,164)                $    14,164
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
   (cost $6,450,458+): 99.6%                                           9,633,958
Other Assets less Liabilities: 0.4%                                       38,548
                                                                     -----------
NET ASSETS: 100.0%                                                   $ 9,672,506
                                                                     ===========

ADR - American Depositary Receipt.

*    Non-income producing security.

+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $ 3,548,590
     Gross unrealized depreciation                                     (365,090)
                                                                    -----------
     Net unrealized appreciation                                    $ 3,183,500
                                                                    ===========

See accompanying Notes to Financial Statements.

4
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                        THE MATTERHORN GROWTH FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES at June 30, 2000

ASSETS
  Investments in securities, at value (cost $6,450,458 ) ........     $9,633,958
  Receivables: Securities sold ..................................        217,620
  Dividends and interest ........................................         10,147
  Fund shares sold ..............................................            417
Prepaid expenses and other assets................................         11,580
                                                                      ----------
      Total assets ..............................................      9,873,722
                                                                      ----------
LIABILITIES
  Payables:
    Securities purchased ........................................        152,950
    Due to advisor ..............................................          7,812
    Administration fees .........................................          3,388
    Distribution fees ...........................................          1,953
Accrued expenses ................................................         35,113
                                                                      ----------
      Total liabilities .........................................        201,216
                                                                      ----------

NET ASSETS.......................................................     $9,672,506
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($9,672,506/1,111,240 shares outstanding; 100,000,000
  shares authorized with $.001 par value)........................     $     8.70
                                                                      ==========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................     $5,961,913
  Accumulated net realized gain on investments ..................        527,093
  Net unrealized appreciation on investments ....................      3,183,500
                                                                      ----------

      Net assets.................................................     $9,672,506
                                                                      ==========

See accompanying Notes to Financial Statements.

                THE MATTERHORN GROWTH FUND, INC.


STATEMENT OF OPERATIONS For the Year Ended June 30, 2000

INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld of $871) .........     $    96,909
    Interest ..................................................          13,717
                                                                    -----------
      Total income ............................................         110,626
                                                                    -----------
   Expenses
     Advisory fees ............................................          91,754
     Professional fees ........................................          41,291
     Administration fees ......................................          40,000
     Transfer agent fees ......................................          25,413
     Distribution fees ........................................          22,939
     Audit fees ...............................................          16,238
     Fund accounting fees .....................................          14,720
     Registration expense .....................................          11,277
     Miscellaneous ............................................          10,567
     Trustee fees .............................................           6,146
     Reports to shareholders ..................................           5,940
     Custody fees .............................................           4,628
     Legalfees ................................................           3,986
     Insurance expense ........................................             300
                                                                    -----------
       Total expenses .........................................         295,199
                                                                    -----------
         Net investment loss ..................................        (184,573)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ............................         955,233
  Net unrealized appreciation on investments ..................         761,069
                                                                    -----------
       Net realized and unrealized gain on investments.........       1,716,302
                                                                    -----------
         Net increase in net assets resulting from operations..     $ 1,531,729
                                                                    ===========

See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended      Year Ended
                                                   June 30, 2000   June 30, 1999
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................    $  (184,573)    $  (178,144)
  Net realized gain on investments .............        955,233         181,185
  Net unrealized appreciation on investments ...        761,069       1,611,440
                                                    -----------     -----------
       Net increase in net assets resulting
        from operations.........................      1,531,729       1,614,481
                                                    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................       (387,572)     (1,038,914)
  Return of capital ............................             --         (29,388)
                                                    -----------     -----------
       Total distributions to shareholders......       (387,572)     (1,068,302)
                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
    net change in outstanding shares (a) .......       (663,177)       (377,814)
                                                    -----------     -----------
       Total increase in net assets.............        480,980         168,365
                                                    -----------     -----------
NET ASSETS
Beginning of year ..............................      9,191,526       9,023,161
                                                    -----------     -----------
END OF YEAR ....................................    $ 9,672,506     $ 9,191,526
                                                    ===========     ===========

(a) A summary of capital share transactions is as follows:

                                Year Ended                    Year Ended
                               June 30, 2000                 June 30, 1999
                          ------------------------     ------------------------
                           Shares         Value         Shares         Value
                          --------     -----------     --------     -----------
Shares sold                 60,890     $   480,027       34,753     $   243,286
Shares issued in
 reinvestment of
 distributions              49,385         371,873      151,701         993,642
Shares redeemed           (192,569)     (1,515,077)    (231,096)     (1,614,742)
                          --------     -----------     --------     -----------
Net decrease               (82,294)    $  (663,177)     (44,642)    $  (377,814)
                          ========     ===========     ========     ===========

See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.


FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                Year Ended June 30,
                                            ---------------------------------------------------------
                                              2000         1999        1998        1997       1996(a)
                                            -------      -------     -------      -------     -------
Net asset value, beginning of year......    $  7.70      $  7.29     $  6.82      $  7.00     $  6.88
                                            -------      -------     -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................      (0.17)       (0.15)      (0.11)       (0.07)      (0.12)
  Net realized and unrealized gain
    on investments .....................       1.50         1.52        0.85         0.74        0.85
                                            -------      -------     -------      -------     -------
Total from investment operations .......       1.33         1.37        0.74         0.67        0.73
                                            -------      -------     -------      -------     -------
LESS DISTRIBUTIONS:
  From net realized gain ...............      (0.33)       (0.93)      (0.27)       (0.85)      (0.61)
  Return of capital ....................         --        (0.03)         --           --          --
                                            -------      -------     -------      -------     -------
Total distributions ....................      (0.33)       (0.96)      (0.27)       (0.85)      (0.61)
                                            -------      -------     -------      -------     -------
Net asset value, end of year ...........    $  8.70      $  7.70     $  7.29      $  6.82     $  7.00
                                            =======      =======     =======      =======     =======

Total return ...........................      17.98%       21.10%      11.22%       10.81%      11.60%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)....    $   9.7      $   9.2     $   9.0      $   9.2     $   8.8

RATIO TO AVERAGE NET ASSETS:
  Expenses (excluding  interest) .......       3.22%        3.57%       3.65%        4.00%       4.21%
  Interest expense .....................         --           --          --           --        0.02%
                                            -------      -------     -------      -------     -------
  Total expense ........................       3.22%        3.57%       3.65%        4.00%**     4.23%
                                            =======      =======     =======      =======     =======
  Net investment loss ..................      (2.01%)      (2.12%)     (1.32%)      (1.23%)     (1.64%)
                                            =======      =======     =======      =======     =======

  Portfolio turnover rate ..............     101.94%       68.93%     115.28%      137.38%      88.32%

                        THE MATTERHORN GROWTH FUND, INC.

                                                            Year Ended June 30,
                                        --------------------------------------------------
                                          2000       1999       1998      1997     1996(a)
                                        -------    -------    -------    -------   -------
BANK LOANS
Average amount of bank loans
 outstanding during the year
 (monthly average) (millions) ........     --         --         --         --      $0.01
Average number of shares
 outstanding during the year
 (monthly average) (millions)* .......     --         --         --         --      $1.31
Average amount of debt per
 share during the year ...............     --         --         --         --      $0.01

*    Based on average month-end shares outstanding.
** In the absence of the expense reimbursement, expenses would have been 4.17% of average net assets for the year ended June 30, 1997.
(a) On March 15, 1996, the investment adviser changed, and Matterhorn Asset Management Corporation became the Fund's investment adviser.

See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.


NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

     The Matterhorn Growth Fund, Inc. (the "Fund") was incorporated in the state of Maryland on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there has been no sales, at the mean between the last bid and asked prices, and at the closing bid price for other securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities are valued at fair value as determined in good faith by the Board of Directors.

B. Security Transactions and Related Investment Income. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

D. Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                        THE MATTERHORN GROWTH FUND, INC.

E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

F. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2000, the Fund decreased paid-in capital by $144,005 and decreased net realized gain on investments by $40,568 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. Investment Advisory Agreements. Pursuant to an Advisory Agreement with Matter-horn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The advisory fee paid to the Adviser for the year ended June 30, 2000 totaled $91,754.

     The Fund is responsible for its own operating expenses, as defined.

B. Distribution Agreements. Bainbridge Securities Inc. ("Bainbridge") acts as distributor for shares of the Fund pursuant to a Distribution Agreement. Bainbridge is an affiliate of the Adviser. For the year ended June 30, 2000, Bainbridge received as commissions $34,151 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio. On November 22, 1999, the Fund terminated its agreement with Cumberland Brokerage Corporation, formerly a co-distributor.

C. Distribution Plan. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bain-bridge as compensation for its services rendered.

                        THE MATTERHORN GROWTH FUND, INC.

D. Administration Agreement. Pursuant to an administration agreement with Investment Company Administration, L.L.C. ("Administrator"), the Fund pays the Administrator a monthly fee for its services at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $40,000.

E. Other. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended June 30, 2000, were 9,038,215 and 9,532,083 respectively.

                        THE MATTERHORN GROWTH FUND, INC.


CHANGE IN CERTIFYING ACCOUNTANT

On August 13, 1999, McGladrey & Pullen, LLP, resigned as independent auditors of the Fund.

None of the reports of McGladrey & Pullen, LLP on the financial statements of the Fund for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's two most recent fiscal years and subsequent interim period preceding the resignation of McGladrey & Pullen, LLP, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, with disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused it to make reference to the subject matter of disagreement in connection with its report. None of the reportable events listed in Item 304 (a) (1) (v) of Regulation S-K occurred with respect to the Fund during the Fund's two most recent fiscal years and the subsequent interim period preceding the resignation of McGladrey & Pullen, LLP.

On September 22, 1999, the Fund upon the recommendation of the Audit Committee of the Board of Directors, engaged Tait, Weller & Baker as its independent auditors.

During the Fund's two most recent fiscal years and the subsequent interim period preceding the engagement of Tait, Weller & Baker, neither the Fund nor anyone on its behalf consulted Tait, Weller & Baker regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Fund's financial statements, and no written or oral advice concerning same was provided to the Fund that was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue.

NOTES REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS TO FINANCIAL STATEMENTS

To the Board of Directors and
Shareholders of
The Matterhorn Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Matterhorn Growth Fund, Inc., as of June 30, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended June 30, 1999 and financial highlights presented for the four year period ending June 30, 1999 were audited by other auditors whose report dated July 21, 1999 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 4, 2000

================================================================================

                               Investment Adviser
                     MATTERHORN ASSET MANAGEMENT CORPORATION
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067


                                   Distributor
                      BAINBRIDGE SECURITIES INC. 301 Oxford
                             Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067


                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                 1-800-637-3901


================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.